UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 2, 2025

Commission File Number: 0-21660

PAPA JOHN’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware                    61-1203323
(State or other jurisdiction of        (I.R.S. Employer Identification
incorporation or organization)        Number)

2002 Papa Johns Boulevard
Louisville, Kentucky 40299-2367
(Address of principal executive offices)

(502) 261-7272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.01 par value	PZZA	The NASDAQ Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2025, Papa John’s International, Inc. (the "Company") appointed Chris Collins as the Company’s Senior Vice President of Corporate Finance and Principal Accounting Officer.

Chris Collins (55) previously served as Vice President, Finance and has been with the Company since April 2021. He is a seasoned finance professional with over 30 years of experience leading finance functions in the US and internationally for public companies. Prior to joining the Company, he served as the VP, Treasury at Signet Jewelers from 2019 until 2020. Prior to 2019, he held several financial leadership roles with The Goodyear Tire & Rubber Company in the US and Europe, and with American Axle & Manufacturing. Mr. Collins also previously served as the Company’s interim principal financial officer and principal accounting officer from March 22, 2023, until July 24, 2023.

Mr. Collins has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, has no arrangement or understanding between him and any other person required to be disclosed pursuant to Item 401(b) of Regulation S-K and has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K.

Mr. Collins assumed the role of the Company’s principal accounting officer in connection with his promotion to Senior Vice President of Corporate Finance. Ravi Thanawala, Chief Financial Officer and EVP, International, who had been serving as principal accounting officer, will continue to serve as the Company’s principal financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.
(Registrant)

Date: July 2, 2025	/s/ Ravi Thanawala
Ravi Thanawala
Chief Financial Officer & EVP, International